SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 26, 1998


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                   333-26073            52-1779791
  (State or Other Jurisdiction      (Commission         (I.R.S. Employer
         of Incorporation)          File Number)        Identification No.)


            919 18th Street, N.W.                        20006
             Washington, D.C.                            (Zip Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)



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      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.4 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 5/28/97, Series 7/30/97 and Series 9/24/97, Series 11/26/97 and Series 12/4/97 Statement to Certificateholders, dated 12/26/97.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:/s/ Christopher Dunn
                                        Name:  Christopher Dunn
                                        Title: Vice President




Dated:  January 28, 1998

                        EXHIBIT INDEX



Exhibit No.                   Description                           Page No.
20.4